Acquisition of voestalpine BÖHLER Profil February 3, 2026 Exhibit 99

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Forward-Looking Statements 2 The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the financial and operating performance of voestalpine BÖHLER Profil, the benefits of the proposed acquisition of voestalpine BÖHLER Profil (the “Acquisition”), the probable timing and financing of the Acquisition, and the expected future business and financial performance of voestalpine BÖHLER Profil and Kadant. These forward-looking statements represent our expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the ability to consummate the Acquisition; the ability to obtain financing to complete the Acquisition; Kadant’s ability to successfully integrate voestalpine BÖHLER Profil and its operations and employees and realize anticipated benefits from the Acquisition; unanticipated disruptions to the business, general and regional economic conditions, and the future performance of voestalpine BÖHLER Profil; the risk that the conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive, investor or customer responses to the Acquisition; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybersecurity incidents; implementation of our internal growth strategy; competition; our ability to successfully manage our manufacturing operations; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; loss of key personnel and effective succession planning; future restructurings; protection of intellectual property; changes to tax laws and regulations; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions.

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 3 voestalpine BÖHLER Profil 150 years of experience in manufacturing precision-rolled profiles and industrial blades

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 4 voestalpine BÖHLER Profil • Manufacturer of high-quality profile and blade solutions for technically challenging industrial applications • Founded in 1872 • Headquartered in Bruckbach, Austria with approximately 150 employees • Market-leading position in profiles, patented processes, strong R&D • Highly complementary fit within our Industrial Processing product portfolio • Revenue was 51.5 million Euros for the fiscal year ended March 31, 2025

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 5 voestalpine BÖHLER Profil Solutions Precision profiles, industrial knives, specialty blades, and complex formed geometries • Patented processes • Near-net shape rolling • Steel and nickel alloys

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 6 Primary Industries Served Wood Industrial Aviation & Marine

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. Acquisition Rationale • A market leader in technically demanding applications • Highly complementary to Kadant’s Industrial Processing product lines • Valued supplier to Kadant for over three decades • Solid financial metrics • Well-managed with robust processes and a strong safety culture • 100% parts and consumables business • Strengthens Kadant’s long-term growth strategy 7

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 8 Integration • Will become part of our Industrial Processing reporting segment • Will continue to operate in their current location as part of our decentralized structure • Opportunities for technical innovation and process collaboration • The business will be named Kadant Profil GmbH & Co KG upon closing

KADANT ACQUISITION UPDATE – FEBRUARY 2026 | © 2026 KADANT INC. ALL RIGHTS RESERVED. 9 Financial Metrics • Revenue was 51.5 million Euros for 2025 • Approximately 45% of revenue was from Kadant businesses • Acquisition to be funded through borrowings Note: 2025 financial information is for the fiscal year ended March 31, 2025.

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INVESTOR RELATIONS CONTACT Michael McKenney IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz media@kadant.com 11